REINSURANCE CEDED	12 Months Ended
Dec. 31, 2022
Insurance Reserve [Abstract]
REINSURANCE CEDED	REINSURANCE FUNDS WITHHELD

AS AT DEC. 31 US$ MILLIONS	2022	2021
Reinsurance funds withheld	$5,603	$4,819
Embedded derivatives	151	(19)
Reinsurance funds withheld payable	(144)	(150)
Net reinsurance funds withheld	$5,610	$4,650
The company has embedded derivatives on the reinsurance funds withheld, which are required to be separated from the host contracts and reported on a fair value basis. The value of the embedded derivative at December 31, 2022, was $151 million (2021 - $19 million).
Embedded derivatives from Modco arrangements are fair valued using a total return swap. During the year, the company changed fair value methodologies, as described in Note 2(m). In the old methodology of valuing the embedded derivative, the company was subject to the investment performance of the withheld assets with the total investment return impacting the host contract and embedded derivative value. Under the new Market Calibration Approach methodology, the fixed loan interest rate over the notional loan term is calibrated such that loan cash flows, discounted at the forward swap rates, equals the market value or starting reserve at calibration date.
REINSURANCE CEDED
Any gains or losses on reinsurance transactions are recognized in income on inception of the transactions and are included in change in insurance contract liabilities ceded in the Statements of Operations.
In December 2020, PRT segment entered into two longevity reinsurance transactions which resulted in after-tax losses on inception of approximately $1 million. In December 2021, our PRT segment entered into another longevity reinsurance transaction which resulted in an after-tax loss on inception of approximately $1 million. There was no new reinsurance agreement entered in 2022.
As at December 31, 2022, our PRT segment’s total expected fixed payments and actual costs of benefit expenses to be reimbursed under longevity reinsurance transactions used in valuing reinsurance assets were $914 million and $899 million (2021 - $1.1 billion and $1.1 billion) respectively. The difference between fixed payments and actual costs on past service is recognized in the same period as the related claim is incurred within benefits ceded in the Statements of Operations.
Our Direct Insurance segment reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks.
For the property and casualty, our Direct Insurance segment retains the first $2 million of loss per risk. Reinsurance covers up to $6 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $20 million, and excess casualty clash coverage is purchased to cover losses up to $60 million. Corporate catastrophe coverage is in place for losses up to $470 million ($500 million if the top layer of the Property Catastrophe Top and Drop contract is included). The Direct Insurance segment retains the first $35 million of each catastrophe.
The first contract is the Property Catastrophe Top and Drop cover that consists of $30 million of annual limit available either wholly or in part across two layers of coverage. The second aggregate contract provides for $30 million of coverage after $160 million of annual aggregated catastrophe losses has been reached.
The Direct Insurance segment remains primarily liable with respect to any reinsurance ceded and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties.
As at December 31, 2022, reinsurance payable was $5 million, representing the amounts payable from third-party cedants. None of the amount outstanding at December 31, 2022 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on the financial statements.